EXHIBIT 10.17(a)

                  Supplemental Agreement No. 1

                               to

                   Purchase Agreement No. 2061

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.


              Relating to Boeing Model 777 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of December 18, 1997, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Customer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 2061 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 777-200IGW aircraft, (Aircraft); and

     WHEREAS, Customer wishes to add to the Purchase Agreement [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft that deliver in [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

     WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase
Agreement as follows:

1.   Table of Contents:

     Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 1.

2.   Table 1:

     Remove and replace, in its entirety, "Table 1, Aircraft Delivery, Description, Price and Advance Payments" with the revised "Table 1, Aircraft Delivery, Description, Price and Advance Payments", pages 1 and 2, attached hereto, to reflect the revised delivery schedule for the Aircraft.

3.   Letter Agreements:

     Add Letter Agreement 6-1162-GOC-172, "Additional Matters", to the Purchase Agreement to (i) confirm the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] payment schedule for the Aircraft added by this Supplemental Agreement No. 1, (ii) establish the interest rate applicable to such [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] payments and (iii) document that the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft added by this Supplemental Agreement No. 1 will replace [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Model 767-400ER aircraft contained in Purchase Agreement No. 2060.



The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.



THE BOEING COMPANY              CONTINENTAL AIRLINES, INC.


By:   /s/Gunar O. Clem          By:   /s/ Brian Davis


Its:  Attorney-In-Fact          Its:  Vice President

                       TABLE OF CONTENTS


ARTICLES                                            Revised By:

  1.       Quantity, Model and Description

  2.       Delivery Schedule

  3.       Price

  4.       Payment

  5.       Miscellaneous


TABLE

  1.       Aircraft Information Table                 SA No. 1


EXHIBIT

  A.       Aircraft Configuration

  B.       Aircraft Delivery Requirements
           and Responsibilities


SUPPLEMENTAL EXHIBITS

  BFE1.    BFE Variables

  CS1.     Customer Support Variables

  EE1.     Engine Escalation/Engine Warranty
           and Patent Indemnity

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                       TABLE OF CONTENTS


LETTER AGREEMENTS                                     Revised By:

2061-1     Option Aircraft

2061-2     Demonstration Flights

2061-3     Installation of Cabin Systems Equipment

2061-4     Spares Initial Provisioning

2061-5     Flight Crew Training Spares

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                       TABLE OF CONTENTS


CONFIDENTIAL LETTER AGREEMENTS                        Revised By:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

6-1162-GOC-089    Special Matters

6-1162-GOC-172    Additional Matters                  SA No. 1





SUPPLEMENTAL AGREEMENTS                         Dated as of:

Supplemental Agreement No. 1                    December 18, 1997

                                       Table 1 to

                Supplemental Agreement No. 1 to Purchase Agreement No. 2061

                Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTGW:  777-200IGW   580,000   Detail Specification:  D019W004-A (2/29/96)

Engine Model:         GE90-85B               Price Base Year:  Jul-95

Airframe Base Price:

Optional Features:

Sub-Total of Airframe and Features:

Engine Price (Per Aircraft):

Aircraft Basic Price (Excluding BFE/SPE):

Buyer Furnished Equipment (BFE) Estimate:

In-Flight Entertainment Equipment (IFE) Estimate:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

December 18, 1997
6-1162-GOC-172



Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019


Subject:            Additional Matters

Reference:          Purchase Agreement No. 2061 (the Purchase
                    Agreement) between The Boeing Company
                    (Boeing) and Continental Airlines, Inc.
                    (Customer) relating to Model 777-200IGW
                    aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase
Agreement.  All terms used and not defined in this Letter
Agreement shall have the same meaning as in the Purchase
Agreement.

1.    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] Payment Schedule.

      Notwithstanding the Advance Payment Schedule contained in Table 1 of the Purchase Agreement, Customer may pay advance payments according to the following schedule for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft added under Supplemental Agreement No. 1 to the Purchase Agreement.

Due Date of Payment                    Amount Due per Aircraft
                                       (Percentage times Advance
                                          Payment Base Price)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.    Payment of Interest on Deferred Advance Payments.

      Customer agrees to pay interest on all amounts which are deferred pursuant to Paragraph 1 of this Letter Agreement at [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Such interest shall accrue from and include the date on which such payments would have been due but for the execution of this Letter Agreement to but excluding the date on which such amounts are paid in full. Interest shall be due and payable on the first business day of each calendar quarter and on the delivery date of any Aircraft that had a deferred advance payment schedule. (Note: the interest rate as determined above will be use for the entire calendar quarter; e.g., the interest rate determined based [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].)

3.    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4.    Customer's Right to Confirm.

      Boeing agrees that Customer may cancel the exercise of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft added under Supplemental Agreement No. 1 to the Purchase Agreement by giving Boeing written notice of such cancellation on or before January 2, 1998.

5.    Confidential Treatment.

      Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential.
Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY


By      /s/ Gunar O. Clem

Its      Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  December 18, 1997

CONTINENTAL AIRLINES, INC.


By      /s/ Brian Davis

Its___Vice President___________